John Deere Owner Trust 2001	Exhibit 99.3
Servicer's Certificate

$281,000,000 Class A-1 2.19% Asset Backed Notes due November 15, 2002
$202,000,000 Class A-2 2.56% Asset Backed Notes due February 17, 2004
$315,000,000 Class A-3 3.26% Asset Backed Notes due October 17, 2005
$98,640,000 Class A-4 3.78% Asset Backed Notes due September 15, 2008
$34,935,802 Asset Backed Certificates

Payment Date:	15-May-02

(1) Servicing Fee	$586,232.20
Servicing Fee Shortfall	$0.00

(2) Administration Fee:	$100.00
Administration Fee Shortfall	$0.00

(3) Total Distribution Amount:	$43,812,844.44

(4) Noteholders' Interest Distributable Amount applicable to A-1 Notes:	$132,624.29
Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:	$0.00

(5) Noteholders' Interest Distributable Amount applicable to A-2 Notes:	$430,933.33
Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:	$0.00

(6) Noteholders' Interest Distributable Amount applicable to A-3 Notes:	$855,750.00
Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:	$0.00

(7) Noteholders' Interest Distributable Amount applicable to A-4 Notes:	$310,716.00
Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:	$0.00

(8) Noteholders' Interest Distributable Amount deposited into Note Distribution Account:	$1,730,023.62
Noteholders' Interest Carryover Shortfall:	$0.00

(9) A-1 Noteholders' Monthly Principal Distributable Amount:	$37,967,867.43
% of Principal Distribution Amount applicable to A-1 Noteholders	96.25%
A-1 Noteholders' Principal Carryover Shortfall:	$0.00
A-1 Noteholders' Principal Distributable Amount:	$37,967,867.43

(10) A-2 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-2 Noteholders	0.00%
A-2 Noteholders' Principal Carryover Shortfall:	$0.00
A-2 Noteholders' Principal Distributable Amount:	$0.00

(11) A-3 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-3 Noteholders	0.00%
A-3 Noteholders' Principal Carryover Shortfall:	$0.00
A-3 Noteholders' Principal Distributable Amount:	$0.00

(12) A-4 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders	0.00%
A-4 Noteholders' Principal Carryover Shortfall:	$0.00
A-4 Noteholders' Principal Distributable Amount:	$0.00

(13) Noteholders' Principal Distribution Amount deposited into Note Distribution Account:	$37,967,867.43
Noteholders' Principal Carryover Shortfall:	$0.00

(14) Noteholders' Distributable Amount:	$39,697,891.05

(15) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00

(16) Deposit to Reserve Account from Collection Account to increase the amount	$0.00
on deposit in the Reserve Account to the Specified Reserve Account Balance

(17) Certificateholders' Interest Distributable Amount:	$0.00
Certificateholders' Interest Carryover Shortfall:	$0.00

(18) Certificateholders' Principal Distributable Amount applicable to current period	$1,479,267.56
% of Principal Distribution Amount applicable to Certificate holders	3.75%
Certificateholders' Principal Carryover Shortfall:	$0.00
Certificateholders' Principal Distributable Amount:	$1,479,267.56

(19) Certificateholders' Distributable Amount:	$1,479,267.56

(20) Deposit to Reserve Account (from excess collections):	$2,049,353.63

(21) Specified Reserve Account Balance (after all distributions and adjustments) :	$16,302,577.00

(22) Reserve Account Balance over the Specified Reserve Account Balance
(before any distribution of excess):	$18,351,930.63

(23) Excess Reserve Account Balance Distributable to Seller (5.05(b)(I) or (ii)):	$2,049,353.63

(24) Note Value as of the end of the related Collection Period	$675,681,017.05

(25) Pool Balance (excluding Accrued Interest) as of close of business on the last day of
the related Collection Period:	$665,508,113.49

(26) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$34,702,978.89
A-1 Note Pool Factor:	0.1234981
Outstanding Principal Balance of A-2 Notes:	$202,000,000.00
A-2 Note Pool Factor:	1.0000000
Outstanding Principal Balance of A-3 Notes:	$315,000,000.00
A-3 Note Pool Factor:	1.0000000
Outstanding Principal Balance of A-4 Notes:	$98,640,000.00
A-4 Note Pool Factor:	1.0000000
Outstanding Principal Balance of the Certificates:	$25,338,038.14
Certificate Pool Factor:	0.7252743

(27) Aggregate Purchase Amounts for related Collection Period:	$0.00

(28) Reserve Account Balance after giving effect to all distributions:	$16,302,577.00

(29) Specified Reserve Account Balance (after all distributions and adjustments):	$16,302,577.00

(30) Amount of Realized Losses for the related collection period:	$62,742.18

(31) Amount of Payments that are more than 60 days past due:	$1,276,397.00